Value Line
New York Tax Exempt Trust
(VLNYX)

SUMMARY PROSPECTUS
JUNE 1, 2010

Before you invest, you may want to review the Trust’s Prospectus and Statement of Additional Information, which contain more information about the Trust and its risks. You can find the Trust’s Prospectus, Statement of Additional Information and other information about the Trust at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated June 1, 2010, are incorporated by reference into this Summary Prospectus.

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T R U S T S U M M A R Y

What is the Trust’s Investment objective?

The Trust’s investment objective is to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

What are the Trust’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Trust.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Deferred Sales Charges (Load) as a percentage of original purchase price or redemption price, whichever is lower	None
Maximum Sales Charges (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Trust Operating Expenses (expenses that are deducted from the Trust’s assets)

Management Fees*	0.60%
Distribution and Service (12b-1) fees*	0.25%
Other Expenses	0.56%
Total Annual Trust Operating Expenses	1.41%
Less Management Fee and 12b-1 Fee Waiver*	-0.47%
Net Expenses*	0.94%

* Effective June 1, 2010 through May 31, 2011, EULAV Asset Management, LLC (the “Adviser”) has contractually agreed to waive the portion of the management fee in an amount equal to 0.225% of the Trust’s average daily net assets and EULAV Securities, Inc. (the “Distributor”) has contractually agreed to waive the Trust’s 12b-1 fee, in an amount equal to 0.25% of the Trust ‘s average daily net assets. The waivers cannot be terminated without the approval of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. The example shows the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Trust’s total operating expenses remain the same except in year one. The expenses indicated for each period would be the same whether you sold shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
New York Tax Exempt Trust	$96	$400	$726	$1,650

Portfolio turnover

The Trust pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Trust’s performance. During the most recent fiscal year the Trust’s portfolio turnover rate was 84% of the average value of its portfolio.

What are the Trust’s principal investment strategies?

To achieve the Trust’s investment objective, the Adviser invests the Trust’s assets so that, under normal conditions, at least 80% of the annual interest income of the Trust will be exempt from both regular federal income tax and New York State and City personal income taxes and will not subject non-corporate shareholders to the alternative minimum tax. The Trust invests primarily in investment grade New York municipal securities having a maturity of more than one year. At least 80% of the Trust’s assets are invested in securities the interest income of which is exempt from both regular federal income tax and New York State and City personal income taxes. The Trust buys and sells New York municipal securities with a view towards seeking a high level of current income exempt from federal and New York State and City income taxes.

What are the Trust’s principal risks?

Investing in any mutual fund, including the Trust, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. When you invest in the Trust, you assume a number of risks. Among them, is interest rate risk, the risk that as interest rates rise the value of some fixed income securities such as municipal securities may decrease, market risk, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions, credit risk, the risk that any of the Trust’s holdings will have its credit downgraded or will default, income risk, the risk that the Trust’s income may decline because of falling interest rates and other market conditions, liquidity risk, the risk that at times it may be difficult to value a security or sell it at a fair price and risks associated with credit ratings.

Because the Trust invests primarily in the securities issued by New York State and its municipalities, its performance may be affected by local, state, and regional factors. These may include tax, legislation or policy changes, political and economic factors, natural disasters, and the possibility of credit problems.

Although New York State has enacted plans to reduce its multi-year budget deficits, gaps between actual revenues and expenditures may arise in the current and future fiscal years. New York State, New York City and certain localities outside New York City have experienced financial problems in the past, and particularly over the past 14 months, as a result of the credit market crisis and global recession. These problems have affected and most likely will continue to affect the fiscal health of the State and the U.S. economy for the forseeable future.

New federal or state legislation may adversely affect the tax-exempt status of securities held by the Trust or the financial ability of municipalities to repay their obligations. Although distributions of interest income from the Trust’s tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on your Trust distributions.

The price of Trust shares will increase and decrease according to changes in the value of the Trust’s investments. The market values of municipal securities will vary inversely in relation to their yields.

The Trust’s ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest.

The Trust is non-diversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Trust is not appropriate for IRAs or other tax-advantaged retirement plans. For a more complete discussion of risk, please turn to page 9 and refer to the Statement of Additional Information.

How has the Trust performed?

This bar chart and table can help you evaluate the potential risks of investing in the Trust. The bar chart below shows how returns for the Trust’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclays Capital Municipal Bond Index, which is a broad based market index. The Trust’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year

Best Quarter: Q3 2002 +5.41%
Worst Quarter: Q3 2008 –5.39%

The Trust’s year-to-date return for the three months ended March 31, 2010, was 0.11%.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Value Line New York Tax Exempt Trust
Return before taxes	9.03%	1.39%	3.79%
Return after taxes on distributions	9.03%	1.28%	3.64%
Return after taxes on distributions and sale of Trust shares	7.18%	1.67%	3.76%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

“Return after taxes on distributions and sale of Trust shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Trust shares to offset other taxable gains. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Trust shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Trust ?

The Trust’s investment adviser is EULAV Asset Management, LLC.

Liane Rosenberg is primarily responsible for the day-to-day management of the Trust’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been the Trust’s portfolio manager since February 2010.

Purchase and sale of Trust shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Trust’s shares are redeemable and you may redeem your shares (sell them back to the Trust) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Trust for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The trust reserves the right to reject any exchange order.

Tax information

The Trust seeks to earn income and pay dividends exempt from federal income tax and New York State and City personal income tax. A portion of the dividends you receive may be subject to federal, New York State or New York City personal income tax or may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the Trust’s sale of municipal bonds. All dividends and distributions may be subject to state and local income taxes other than New York State and New York City personal income taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the Trust through a broker-dealer or other financial intermediary (such as a bank), the Trust and its related companies may pay the intermediary for the sale of Trust shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Trust over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.